Exhibit 99.1

GoLogiq and GammaRey Sign Definitive Share Exchange Agreement for $320 Million Merger of the Two Fintech Companies

As the result of the definitive agreement, privately-held GammaRey brings to GoLogiq (OTC:GOLQ):

●	Profitable business with strong cash flow.

●	Nearly $800 million in customer financial assets.

●	Full-stack fintech ecosystem designed for the New World Digital Economy, including a commodity-backed digital currency, digital wallet, and proprietary transaction platform for securities, goods and services.

●	Pipeline of accretive and/or technology-enabling acquisitions.

New York, NY, Jan. 3, 2023 (GLOBE NEWSWIRE) – GoLogiq, Inc. (OTC:GOLQ), a U.S.-based global provider of fintech and consumer data analytics, has signed a definitive share exchange agreement with GammaRey, Inc., a privately-held fintech ecosystem for the New World Digital Economy.

Under the now definitive terms of the proposed agreement announced in December, GammaRey has merged with GoLogiq as a wholly owned subsidiary in an all-stock transaction. GoLogiq will issue $320 million in common stock valued at $3.00 per share in exchange for 100% of GammaRey’s outstanding shares. The transaction is anticipated to be completed within the next few weeks, subject to customary closing terms.

The transaction will follow the spin-off of GoLogiq from Logiq, Inc. (OTCQX: LGIQ) that was completed early last year.

The combined company plans to initially focus on the high-growth market of wealth management for Generation Z and Millennials. This new generation of wealth-builders represents the sharing economy that will be powered by digital banking solutions, such as virtual payments, lending and loyalty, all which can reside in a single, easy to use mobile application or embedded finance solution.

Millennial and Gen Z financial wealth reportedly jumped 25% last year (higher than for Gen Xs and Baby Boomers), and their aggregate assets grew from $2.9 trillion to $3.6 trillion. With this trend as a major driver, Bain & Company recently issued a report that projects the wealth management market to double in size and exceed $500 billion by 2030.

Coinciding with the signing of the definitive agreement, GoLogiq chairman, Brent Suen, has been appointed interim CEO of GoLogiq, succeeding Matthew Brent who has left the company to take a new executive position at a leading video game publisher. The company has begun an executive search process to identify candidates for the CEO position who possess strong skills and experience in building global fintech enterprises.

The company also plans to appoint additional board directors and board advisors with complementary backgrounds and professional experience, similar to the recent appointment of Candice Beaumont to its board of the directors.

“Through this highly synergistic merger, we will have achieved our goal for GoLogiq to become a comprehensive fintech platform for underserved businesses and consumers that is generating strong revenue growth and cash flow,” said Suen. “We see huge opportunities ahead as we integrate our respective powerful fintech platforms and set the stage for continued growth and profitability in the new year.”

“This merger also paves the way to complete a new acquisition target introduced by GammaRey with whom we are in late stages of negotiation,” continued Suen. “We anticipate that its more than $9 billion in managed assets will further strengthen our value proposition to not only prospective customers but also the additional high-value acquisition targets we are pursuing this year. Assuming the completion of certain prospective acquisitions, we are currently targeting more than $50 million in annualized revenues for 2023.”

Following the merger transaction with GammaRey, GoLogiq would continue to trade under the symbol “GOLQ” on the securities marketplace maintained by The OTC Markets and until such time FINRA would approve a planned name change and new symbol. GoLogiq also plans to apply for an uplisting to a listed exchange, such as Nasdaq or the NYSE. Such an application would be subject to approval based on several factors, including satisfaction of minimum listing requirements.

While the company believes that the GammaRey transaction will be completed as agreed, it is dependent on certain closing terms, and so no assurances can be provided that the transaction will be completed as described. Additional details about the transaction will be made available in a Form 8-K on www.sec.gov as well in the investor section of GoLogiq’s website.

Added Suen: “On behalf of our board of directors and executive team, I would also like to extend our deep gratitude and appreciation for Matt who has been instrumental in leading the company to this pivotal stage in its growth and development. We wish him the very best in his new endeavor.”

About GammaRey

GammaRey is a global financial technology company that is building a financial ecosystem and platform to provide financial solutions to both government, business and consumers. It is revolutionizing the speed and fee structure of remittance technologies worldwide through blockchain technologies, evolving into a full-stack ecosystem for the digital economy. This includes a digital wallet, borderless payments, and a proprietary platform providing functionality through the buying of goods and services. To learn more, go to www.gammarey.com.

About GoLogiq

GoLogiq Inc. is a US-based global provider of fintech and mobile solutions for digital transformation and consumer data analytics currently focused on Southeast Asia. Its software platforms are comprised of CreateApp, a mobile app development and publishing platform for small-to-medium sized businesses; AtozGo™, a ‘hyper-local’ app-based delivery platform; AtozPay™, an eWallet for mobile top-up, e-commerce purchases, bill payment and microfinance; and Radix™, a Big Data analytics platform. Visit the company at gologiq.com or follow on twitter: $GOLQ and @gologiq.

GoLogiq Safe Harbor Statement

This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the Safe Harbor created by those sections. This press release also contains forward-looking statements and forward-looking information within the meaning of United States securities legislation that relate to GoLogiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result”, “are expected to”, “expects”, “will continue”, “is anticipated”, “anticipates”, “believes”, “estimated”, “intends”, “plans”, “forecast”, “projection”, “strategy”, “objective” and “outlook”) are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. No assurance can be given that these expectations will prove to be correct and such forward-looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward-looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond GoLogiq’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. In particular and without limitation, this press release contains forward-looking statements regarding our products and services, the use and/or ongoing demand for our products and services, expectations regarding our revenue and the revenue generation potential of our products and services, our partnerships and strategic alliances, the impact of global pandemics (including COVID-19) on the demand for our products and services, industry trends, overall market growth rates, our growth strategies, the continued growth of the addressable markets for our products and solutions, our business plans and strategies, our ability to apply to and meet the listing standards and approvals for Nasdaq, NYSE, or other senior exchange, our ability to successfully locate and consummate any contemplated strategic transactions, our ability to successfully complete a merger or acquisition with GammaRey or other entity, the structure of any such transaction, timing of such transaction, and the valuation of the businesses after completion of any such transaction, if any, and other risks described in the Company’s prior press releases and in its filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K and any subsequent public filings.

GoLogiq undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for GoLogiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

GammaRey Safe Harbor Statement

This press release contains statements, which may constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief, or current expectations of the Company, members of its management, and assumptions on which such statements are based. We caution prospective investors that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those contemplated by such forward-looking statements.

GoLogiq Contact:

Brent Suen

Interim CEO

GoLogiq, Inc.

Email Contact

GoLogiq Investor Relations:

Ron Both

CMA Investor Relations

Tel (949) 432-7566

Email contact

GoLogiq Media & ESG Contact:

Tim Randall

CMA Media Relations

Tel (949) 432-7572

Email contact

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